EXHIBIT 21

                    R&B FALCON CORPORATION
          LIST OF SUBSIDIARIES AS OF DECEMBER 31, 1999
         (Ownership is 100% Unless Otherwise Indicated)

NAME                                                      PLACE OF
----                                                      --------
                                                       INCORPORATION
                                                       -------------

Cliffs Drilling Company                                   Delaware

R&B Falcon Holdings, Inc. [formerly                       Delaware
     R&B Falcon Drilling (U.S.), Inc.]

R&B Falcon Drilling (International & Deepwater) Inc.      Delaware

R&B Falcon Deepwater Development Inc.                     Nevada

R&B Falcon Subsea Development Inc.                        Nevada

RBF Production Co.                                        Delaware

RBFUS-1, Inc.                                             Delaware

RBFUS-2, Inc.                                             Delaware

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SUBSIDIARIES OWNED BY CLIFFS DRILLING COMPANY:

     Cliffs Oil and Gas Company                           Delaware
     Cliffs Drilling International, Inc.                  Delaware
     Cliffs Drilling Venezuela, Inc.                      Delaware
     Cliffs Drilling de Venezuela, S.A.                   Venezuela
     Cliffs Drilling (Barbados) Holdings SRL - 99.99%     Barbados
     Cliffs Drilling Trinidad L.L.C.                      Delaware
     Cliffs Drilling do Brasil Servicos
          de Petroleo S/C Ltda.                           Brazil

     Servicios Integrados Petroleros C.C.I., S.A. is a
     Venezuelan joint venture which is 33-1/3% owned by Cliffs Drilling Company

SUBSIDIARY OWNED BY CLIFFS DRILLING INTERNATIONAL, INC.

     Cliffs Drilling de Mexico, S.A. de C.V.              Mexico

     Cliffs Central Drilling International is a joint venture which is 50% owned by Cliffs Drilling
     International, Inc.

SUBSIDIARIES OWNED BY CLIFFS DRILLING TRINIDAD L.L.C.

     Cliffs Drilling (Barbados) Holdings SRL - 0.01%      Barbados
     Cliffs Drilling (Barbados) SRL - 0.01%               Barbados

SUBSIDIARY OWNED BY CLIFFS DRILLING (BARBADOS) HOLDINGS SRL

     Cliffs Drilling (Barbados) SRL - 99.9%               Barbados

SUBSIDIARY OWNED BY CLIFFS DRILLING (BARBADOS) SRL

     Cliffs Drilling Trinidad Offshore Limited            Trinidad

SUBSIDIARIES OWNED BY R&B FALCON HOLDINGS, INC.:

     Caribe U.S.A., Inc.                                  Louisiana
     Falcon Atlantic Ltd.                                 Cayman Islands
     Falcon Drilling Do Brasil, Ltda.                     Brazil
     Perforaciones Falrig De Venezuela C.A.               Venezuela
     Raptor Exploration Company, Inc.                     Delaware
     R&B Falcon (S.E.A.) Pte. Ltd.                        Singapore
     R&B Falcon Drilling USA, Inc.                        Delaware

SUBSIDIARIES OWNED BY R&B FALCON DRILLING (INTERNATIONAL
     & DEEPWATER) INC.

     Arcade Drilling AS - 74.4%                           Norway
     R&B Falcon Drilling Co.                              Oklahoma
     RBF Holding Corporation                              Delaware
     R&B Falcon Management Services, Inc.                 Delaware
     Reading & Bates Coal Co.                             Nevada
     Reading & Bates Development Co.                      Delaware
     Reading & Bates Petroleum Co.                        Texas

SUBSIDIARIES OWNED BY R&B FALCON DRILLING CO.

     Onshore Services, Inc.                               Texas
     R&B Falcon Borneo Drilling Co., Ltd.                 Oklahoma
     R&B Falcon Deepwater (UK) Limited                    England
     R&B Falcon Drilling Limited                          Oklahoma
     R&B Falcon Exploration Co.                           Oklahoma
     R&B Falcon Enterprises Co.                           Texas
     R&B Falcon, Inc.                                     Oklahoma
     R&B Falcon International Energy
          Services B.V.                                   Netherlands
     R&B Falcon (Ireland) Limited                         Ireland
     R&B Falcon Offshore, Limited                         Oklahoma
     R&B Falcon (U.K.) Limited                            England
     RBF Deepwater Exploration Inc.                       Nevada
     RBF Deepwater Exploration II Inc.                    Nevada
     RBF Deepwater Exploration III Inc.                   Nevada
     RBF Drilling Co.                                     Oklahoma
     RBF Drilling Services, Inc.                          Oklahoma
     RBF Exploration Co.                                  Nevada
     RBF Exploration II Inc.                              Nevada
     RBF Offshore, Inc.                                   Nevada
     RBF Rig Corporation                                  Oklahoma
     Rig Logistics, Inc.                                  Nevada

     R&B Falcon Drilling Co. and RBF Drilling Co.
     together own 100% of Reading & Bates-Demaga
     Perfuracoes Ltda., a civil society with
     shares of limited responsibility organized under the laws of the Federative Republic of Brazil

     R&B Falcon Drilling Co. and R&B Falcon, Inc.
     together own 100% of PT RBF Offshore Drilling, a limited liability company organized under the laws of the Republic of Indonesia

SUBSIDIARIES OWNED BY READING & BATES DEVELOPMENT CO.

     RB Gabon Inc.                                        Oklahoma
     RB International Ltd.                                Cayman Islands
     RB Mediterranean Ltd.                                Cayman Islands
     Total Offshore Production Systems                    Texas

          Reading & Bates Development Co. owns
          75% of Total Offshore Production
          Systems, a joint venture organized
          under the laws of the State of
          Texas

     TOPS Gyrfalcon L.L.C.                                Delaware

          Reading & Bates Development Co. owns
          75% of TOPS Gyrfalcon L.L.C., a
          limited liability company organized
          under the laws of the State of Delaware

     MINDOC, L.L.C.                                       Louisiana

          Reading & Bates Development Co. owns
          16 2/3% of MINDOC, L.L.C., a limited
          liability company organized under the
          laws of the State of Louisiana

SUBSIDIARY OWNED BY R&B FALCON SUBSEA DEVELOPMENT INC.

     Total Offshore Production Systems                    Texas

          R&B Falcon Subsea Development Inc. owns
          25% of Total Offshore Production
          Systems, a joint venture organized
          under the laws of the State of
          Texas

SUBSIDIARIES OWNED BY READING & BATES COAL CO.

     Appalachian Permit Co.                               Kentucky
     Bismarck Coal Inc.                                   Kentucky
     Caymen Coal Inc.                                     West Virginia

SUBSIDIARY OWNED BY RBF DEEPWATER EXPLORATION INC.

     RBF Deepwater Exploration Inc. owns 50%
     of Deepwater Drilling L.L.C., a limited
     liability company organized under the
     laws of the State of Delaware

SUBSIDIARY OWNED BY RBF DEEPWATER EXPLORATION II INC.

     RBF Deepwater Exploration II Inc. owns
     60% of Deepwater Drilling II L.L.C., a
     limited liability company organized
     under the laws of the State of Delaware

SUBSIDIARIES OWNED BY RBF DRILLING CO.

     R&B Falcon Drilling Co. and RBF Drilling
     Co. together own 100% of Reading & Bates-
     Demaga Perfuracoes Ltda., a civil society with shares of limited responsibility organized under the laws of the Federative
     Republic of Brazil

     RBF Drilling Co. and RBF Drilling Services,
     Inc. together own 100% of RBF Servicos
     Angola, Limitada, a limited liability company organized under the laws of the Republic of Angola

SUBSIDIARIES OWNED BY RBF DRILLING SERVICES, INC.

     RBF Drilling Services, Inc. owns 60%
     of NRB Drilling Services Limited
     incorporated in Nigeria

     RBF Drilling Services, Inc. and Onshore
     Services, Inc. together own 100% of
     RBF (Nigeria) Limited, a company limited by shares and organized under the laws of the Federal Republic of Nigeria

     RBF Drilling Services, Inc. and RBF Drilling
     Co. together own 100% of RBF Servicos Angola,
     Limitada, a limited liability company organized under the laws of the Republic of Angola

SUBSIDIARIES OWNED BY RBF HOLDING CORPORATION

     RBF Subsidiary Corporation                           Delaware

     RBF Holding Corporation owns 90% of RBF FPSO
     L.P., an exempted limited partnership
     organized under the laws of the Cayman
     Islands, B.W.I.

SUBSIDIARIES OWNED BY R&B FALCON BORNEO DRILLING CO., LTD.

     R&B Falcon Borneo Drilling Co., Ltd.
     owns 49.99% of R&B Falcon (M) Sdn.
     Berhad, incorporated in Malaysia

SUBSIDIARIES OWNED BY R&B FALCON ENTERPRISES CO.

     Shore Services, Inc.                                 Texas

SUBSIDIARIES OWNED BY R&B FALCON EXPLORATION CO.

     R&B Falcon (A) Pty Ltd                               Australia

SUBSIDIARIES OWNED BY R&B FALCON, INC.

     R&B Falcon, Inc. and R&B Falcon Drilling Co.
     together own 100 % of PT RBF Offshore Drilling, a limited liability company organized under the laws of the Republic of Indonesia

SUBSIDIARIES OWNED BY R&B FALCON INTERNATIONAL ENERGY SERVICES B.V.

     R&B Falcon B.V.                                      Netherlands

SUBSIDIARIES OWNED BY R&B FALCON (U.K.) LIMITED

     R&B Falcon (Caledonia) Limited                       England

SUBSIDIARIES OWNED BY BISMARCK COAL INC.

     Certicoals, Incorporated                             West Virginia

SUBSIDIARIES OWNED BY RB INTERNATIONAL LTD.

     RB Anton Ltd.                                        Cayman Islands
     RB Astrid Ltd.                                       Cayman Islands
     RB Vietnam Ltd.                                      Cayman Islands